Loss on sale of vessels	9 Months Ended
Sep. 30, 2020
Loss on sale of vessel
Sale of vessels

5.     Loss on sale of vessel

In February 2019, Ardmore agreed to terms for the sale of the Ardmore Seamaster. Effective February 1, 2019, Ardmore reclassified the vessel as held for sale and ceased to depreciate the vessel. Ardmore repaid the outstanding debt facility on the vessel in February 2019. The sales price for the vessel was $9.7 million, resulting in a net loss of $6.6 million when the vessel delivered to the buyer in February 2019.

In May 2019, Ardmore agreed to terms for the sale of the previous vessel named the Ardmore Seafarer. Effective May 7, 2019, Ardmore reclassified the vessel as held for sale and ceased to depreciate the vessel. Ardmore repaid the outstanding debt facility on the vessel in May 2019. The sales price for the vessel was $9.1 million, resulting in a net loss of $6.6 million when the vessel delivered to the buyer in May 2019.

The net loss on the sale of vessels for the nine months ended September 30, 2019 is calculated as follows:

	Seamaster	Seafarer	Total
Sales proceeds (1)	9,700,000	9,100,000	18,800,000
Net book value of vessels	(15,979,901)	(15,537,708)	(31,517,609)
Sales related costs	(223,178)	(99,503)	(322,681)
Debt termination costs and related finance fees	(66,684)	(55,218)	(121,902)
Loss on sale of vessels	(6,569,763)	(6,592,429)	(13,162,192)

There was no sale of vessels in the nine months ended September 30, 2020.

(1) Proceeds from sale of vessel per the condensed consolidated statement of cash flows is $26.6 million as this includes proceeds of $7.9 million related to the Ardmore Seatrader that was held for sale at December 31, 2018 and delivered to the buyer in January 2019.